UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Brian D. Bullard

The Growth Fund of America

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The Growth Fund of America® Annual report for the year ended August 31, 2019

We believe in
discovering long-term
growth opportunities
around the world on
behalf of our investors.

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

The Growth Fund of America seeks to provide you with growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2019 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–7.87%	9.32%	11.71%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.65% for Class A shares as of the prospectus dated November 1, 2019 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

10	Financial statements

34	Board of trustees and other officers

Fellow investors:

Increased market volatility and declines among some of the fund’s larger holdings led to a return of –1.31% for The Growth Fund of America for the fiscal year ended August 31, 2019. This is a total return figure, including dividend payments of 30.5 cents per share. The fund also had a capital gains payment of $4.82 per share for the period. The negative number is a result of the timing of the fiscal year, which included the difficult period of the fourth quarter of 2018. To add another perspective, the fund’s total return for the calendar year 2019 through August 31 was 15.50%.

By way of comparison, the unmanaged Standard & Poor’s 500 Composite Index, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 2.92% over the same fiscal-year period. Three of the fund’s four Lipper peer indexes also outpaced the fund’s return for the period.

While these short-term results are not gratifying, we are long-term investors, focused on long-term results. Furthermore, we believe the fund is well-positioned for a variety of future market environments over longer periods. As you can see in the table below, the fund’s lifetime results continue to surpass every benchmark. As we’ve done for decades, we remain committed to the value of investing for the long term, and continue to encourage investors and their financial advisors to take a similar approach in working toward their financial goals.

Investment results analysis

The Growth Fund of America’s investment professionals remain committed to seeking out investment opportunities in

Results at a glance

Total returns for periods ended August 31, 2019, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

The Growth Fund of America (Class A shares)	–1.31%	10.23%	12.89%	13.43%
Standard & Poor’s 500 Composite Index[2]	2.92	10.11	13.45	10.97
Lipper Large-Cap Growth Funds Index[3]	4.14	11.82	13.99	—	[4]
Lipper Growth Funds Index[3]	–1.50	9.86	13.19	10.02
Lipper Large-Cap Core Funds Index[3]	1.89	8.90	12.03	—	[4]
Lipper Capital Appreciation Funds Index[3]	-0.47	7.87	11.53	10.72

[1]	Since Capital Research and Management Company (CRMC) began managing the fund on December 1, 1973.
[2]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. S&P 500 source: S&P Dow Jones Indices LLC.
[3]	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper source: Thomson Reuters Lipper.
[4]	This index was not in existence when CRMC began managing the fund.

The Growth Fund of America	1

The New Geography of Investing®

Where a company does business can be more important than where it’s located. The charts below show the countries and regions where The Growth Fund of America’s equity investments are located and where the revenue is generated.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	89%	100%
■	Canada	1	—
■	Europe	5	—
■	Japan	1	—
■	Asia-Pacific ex. Japan	1	—
■	Emerging markets	3	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	60%	62%
■	Canada	2	2
■	Europe	12	12
■	Japan	3	3
■	Asia-Pacific ex. Japan	1	1
■	Emerging markets	22	20
	Total	100%	100%

Source: Capital Group (as of August 31, 2019).

Compared with the S&P 500 Index as a percent of net assets.

growth- or capital appreciation-oriented equity securities of companies domiciled in the United States, as well as select overseas equities. The fund’s holdings in the eurozone and Pacific ex-Japan, for example, were additive to the fund’s results over the fiscal year.

Among the fund’s top 10 holdings, results from Netflix (the fourth-largest holding, down 20.1%) detracted from the fund’s return for the period. Negative returns from Amazon, Google parent Alphabet, UnitedHealth Group and Berkshire Hathaway also impacted results. On the positive side, Broadcom (the seventh-largest holding, up 29.0%) helped the fund’s returns, as did results from Facebook, Microsoft, Mastercard and Home Depot.

Overall, the fund’s holdings in information technology, financials and industrial stocks were additive to returns on both an absolute basis as well as relative to the S&P 500, while communication services, health care and energy equities were among the fund’s largest detractors on both an absolute and relative basis.

As mentioned, the fund’s holdings in the eurozone and Pacific ex-Japan added to absolute and relative returns, while shares in U.S. equities, non-eurozone European shares and emerging markets were among those weighing against the fund’s return. Nearly 11% of the portfolio was invested in non-U.S. equities as of the fiscal year-end, relatively unchanged from a year ago.

As of August 31, the fund’s managers held roughly 6.6% of the portfolio in cash and other short-term instruments and assets less liabilities, which helped the fund’s relative return. This is down slightly from

2	The Growth Fund of America

7.4% a year ago. These percentages aren’t predetermined, but instead reflect the managers’ thinking about how much cash they wish to have on hand to allow for new investment opportunities and to buffer against uncertain markets.

The road ahead

In the current market environment, there are reasons for both optimism and caution. On the positive side, the U.S. Federal Reserve seems committed to a program of lowering its benchmark interest rate, which should keep lending prices low for both businesses and consumers. U.S. unemployment remains low and the economy continues to remain on a positive footing. In the equity market, we believe overall stock valuations are reasonable, especially compared to the alternative of bonds, with a price-to-earnings ratio of 17 to 18 times for the S&P 500. We continue to find investments we believe have strong fundamentals, and at attractive prices for the long term.

Among our concerns are the economic impacts of U.S. relations, which go beyond simply trade to more strategic issues. In addition, we’re watching local geopolitical tensions in the Middle East, India and Venezuela, which have the potential to spill over into broader regions and disrupt the global economy. The United Kingdom’s continued efforts to leave the European Union remain a potential concern for equities there, while the 2020 U.S. presidential election is likely to create added volatility in markets over the coming year.

In The Capital SystemSM of fund management, each portfolio manager invests according to his or her strongest convictions. Currently, our managers’ opinions as to the road ahead are varied; while a market downturn is certainly possible, there is room for debate as to whether market strength might continue.

We consider this diversity of opinion an asset to the fund, as the different approaches have historically strengthened the fund as a whole. We remain united by a long-term approach to research and investment, looking not at the next quarter or next year, but at companies with the potential to meaningfully impact peoples’ lives and investors’ trust for years to come.

As always, we deeply appreciate your continued support of The Growth Fund of America, and look forward to reporting to you again in six months.

Cordially,

Christopher D. Buchbinder

Co-President

Donald D. O’Neal

Co-President

Anne-Marie Peterson

Co-President

October 10, 2019

For current information about the fund, visit capitalgroup.com.

The Growth Fund of America	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended August 31, 2019)*

	1 year	5 years	10 years
Class A shares	-6.99%	8.93%	12.23%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$3,000,000
1,000,000
600,000
300,000
100,000
60,000
30,000
10,000
7,000

Year ended August 31	1974[5]	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991
(dollars in thousands)																		
Dividends reinvested	–	$ .4	.3	–	.3	–	.3	.5	1.7	2.3	1.6	1.2	1.0	1.4	1.5	1.7	3.6	3.2
Value at year-end	$7.9	9.8	11.2	12.4	20.1	23.6	31.5	35.4	38.6	56.4	56.8	64.5	83.0	109.7	98.0	136.5	123.2	160.8
Total return	(21.3)%	24.4	14.0	10.9	62.7	17.2	33.5	12.3	9.1	46.1	0.8	13.5	28.6	32.3	(10.7)	39.3	(9.8)	30.5

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. S&P 500 source: S&P Dow Jones Indices LLC.
[4]	Results of the Lipper Growth Funds Index do not reflect any sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper source: Thomson Reuters Lipper.
[5]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.

4	The Growth Fund of America

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, The Growth Fund of America has done demonstrably better than its relevant benchmark.

The Growth Fund of America	5

Summary investment portfolio August 31, 2019

Industry sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Facebook	5.42%
Microsoft	4.97
Amazon	3.97
Netflix	3.83
Alphabet	3.57
UnitedHealth Group	2.43
Broadcom	1.87
Mastercard	1.68
Home Depot	1.51
Berkshire Hathaway	1.44

Common stocks 92.62%	Shares	Value (000)
Information technology 23.12%
Microsoft Corp.	67,562,100	$9,314,111
Broadcom Inc.	12,432,884	3,514,030
Mastercard Inc., Class A	11,189,740	3,148,457
ASML Holding NV1	6,782,295	1,510,485
ASML Holding NV (New York registered)	4,222,200	939,904
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	188,916,000	1,555,950
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,743,800	372,748
ServiceNow, Inc.[2]	7,136,200	1,868,543
Visa Inc., Class A	8,669,000	1,567,529
Autodesk, Inc.[2]	10,349,210	1,478,074
Fiserv, Inc.[2]	13,444,600	1,437,766
Fidelity National Information Services, Inc.	10,001,634	1,362,423
FleetCor Technologies, Inc.[2]	4,245,574	1,266,879
Workday, Inc., Class A2	6,354,500	1,126,526
PayPal Holdings, Inc.[2]	10,063,600	1,097,436
Samsung Electronics Co., Ltd.[1]	27,721,176	1,006,819
Atlassian Corp. PLC, Class A2	7,229,707	972,468
Applied Materials, Inc.	18,631,225	894,671
Other securities		8,925,230
		43,360,049

Communication services 16.66%
Facebook, Inc., Class A2	54,797,900	10,174,326
Netflix, Inc.[2,3]	24,438,914	7,178,931
Alphabet Inc., Class C2	3,523,107	4,185,804
Alphabet Inc., Class A2	2,105,270	2,506,387
Charter Communications, Inc., Class A2	6,238,200	2,555,104
Activision Blizzard, Inc.	33,571,200	1,698,703
T-Mobile US, Inc.[2]	11,275,000	880,014
Comcast Corp., Class A	18,196,900	805,395
Other securities		1,259,142
		31,243,806

Health care 15.02%
UnitedHealth Group Inc.	19,492,205	4,561,176
Abbott Laboratories	30,276,425	2,583,185
Thermo Fisher Scientific Inc.	7,460,800	2,141,697
Humana Inc.	5,334,100	1,510,670
Vertex Pharmaceuticals Inc.[2]	7,165,157	1,289,872
Boston Scientific Corp.[2]	30,080,000	1,285,318
Regeneron Pharmaceuticals, Inc.[2]	3,710,300	1,076,173
Illumina, Inc.[2]	3,631,400	1,021,658
Edwards Lifesciences Corp.[2]	3,643,828	808,347
Other securities		11,894,168
		28,172,264

6	The Growth Fund of America

	Shares	Value (000)
Consumer discretionary 12.36%
Amazon.com, Inc.[2]	4,194,195	$7,450,107
Home Depot, Inc.	12,429,443	2,832,794
Alibaba Group Holding Ltd. (ADR)[2]	9,542,000	1,670,136
NIKE, Inc., Class B	14,755,000	1,246,797
Tesla, Inc.[2]	4,865,000	1,097,593
Marriott International, Inc., Class A	6,940,790	874,956
Other securities		7,994,792
		23,167,175

Industrials 7.92%
TransDigm Group Inc.[3]	3,106,300	1,672,183
Airbus SE, non-registered shares[1]	11,646,249	1,605,830
CSX Corp.	22,983,000	1,540,321
Boeing Co.	2,987,400	1,087,682
Old Dominion Freight Line, Inc.[3]	5,974,023	978,306
Other securities		7,966,583
		14,850,905

Financials 7.16%
Berkshire Hathaway Inc., Class A2	6,595	1,998,799
Berkshire Hathaway Inc., Class B2	3,427,000	697,086
JPMorgan Chase & Co.	13,772,467	1,513,043
CME Group Inc., Class A	4,448,800	966,680
Other securities		8,243,705
		13,419,313

Consumer staples 3.46%
Costco Wholesale Corp.	5,414,817	1,596,072
Philip Morris International Inc.	18,714,355	1,349,118
Constellation Brands, Inc., Class A	5,289,800	1,080,971
Other securities		2,452,139
		6,478,300

Energy 3.40%
EOG Resources, Inc.	24,513,908	1,818,687
Diamondback Energy, Inc.[3]	11,480,000	1,125,958
Concho Resources Inc.[3]	13,140,553	961,231
Other securities		2,473,396
		6,379,272

Materials 1.93%
Other securities		3,620,168

Real estate 1.59%
American Tower Corp. REIT	5,152,192	1,185,983
Equinix, Inc. REIT	1,806,800	1,005,087
Other securities		782,677
		2,973,747

Total common stocks (cost: $103,361,579,000)		173,664,999

Preferred securities 0.75%
Financials 0.73%
Other securities		1,373,679

Consumer discretionary 0.02%
Other securities		33,795

Total preferred securities (cost: $879,414,000)		1,407,474

Rights & warrants 0.01%
Financials 0.01%
Other securities		22,260

Total rights & warrants (cost: $30,139,000)		22,260

The Growth Fund of America	7

Bonds, notes & other debt instruments 0.05%	Principal amount (000)	Value (000)
Other 0.05%
Other securities		$88,075

Total bonds, notes & other debt instruments (cost: $106,555,000)		88,075

Short-term securities 6.41%	Shares
Money market investments 6.41%
Capital Group Central Cash Fund 2.16%[3,4]	120,293,690	12,028,166

Total short-term securities (cost: $12,028,229,000)		12,028,166
Total investment securities 99.84% (cost: $116,405,916,000)		187,210,974
Other assets less liabilities 0.16%		303,254

Net assets 100.00%		$187,514,228

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $229,831,000, an aggregate cost of $218,750,000, and which represented .12% of the net assets of the fund) were acquired from 5/7/2015 to 4/8/2019 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes a security (with a value of $86,442,000, which represented .05% of the net assets of the fund) which was acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended August 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 8/31/2019 (000)
Common stocks 8.60%
Information technology 0.00%
FleetCor Technologies, Inc.[2,5]	4,369,700	289,574	413,700	4,245,574	$10,964	$347,979	$—	$—
CommScope Holding Co., Inc.[2,5]	12,327,945	—	12,327,945	—	(204,220)	75,290	—	—
Paycom Software, Inc.[2,5]	3,135,516	—	2,019,870	1,115,646	260,469	(102,798)	—	—
								—

Communication services 3.83%
Netflix, Inc.[2]	22,453,371	8,299,512	6,313,969	24,438,914	448,743	(2,312,576)	—	7,178,931

Health care 1.38%
BioMarin Pharmaceutical Inc.[2]	8,565,515	2,405,800	1,425,799	9,545,516	(4,726)	(205,144)	—	716,486
Seattle Genetics, Inc.[2,6]	1,353,679	7,497,021	—	8,850,700	—	23,619	—	642,915
Bluebird Bio, Inc.[2]	5,144,860	105,717	—	5,250,577	—	(338,056)	—	542,437
Allakos Inc.[2]	—	3,972,600	—	3,972,600	—	139,324	—	351,416
Ultragenyx Pharmaceutical Inc.[2]	4,322,964	1,241,382	950,000	4,614,346	(75,681)	(70,416)	—	251,343
Madrigal Pharmaceuticals, Inc.[2,6]	681,005	138,400	—	819,405	—	(101,190)	—	75,959
Illumina, Inc.[2,5]	7,357,441	1,003,130	4,729,171	3,631,400	699,777	(1,103,640)	—	—
								2,580,556

Consumer discretionary 0.36%
ServiceMaster Global Holdings, Inc.[2]	5,438,000	3,663,591	1,321,077	7,780,514	(898)	81,618	—	443,801
Mattel, Inc.[2,6]	13,281,088	14,360,912	4,250,000	23,392,000	(14,924)	(97,956)	—	229,242
Sturm, Ruger & Co., Inc.[5]	932,460	—	932,460	—	5,961	(15,109)	193	—
								673,043

8	The Growth Fund of America

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 8/31/2019 (000)
Industrials 1.41%
TransDigm Group Inc.	2,661,000	570,200	124,900	3,106,300	$21,209	$572,325	$92,700	$1,672,183
Old Dominion Freight Line, Inc.	2,783,623	3,274,400	84,000	5,974,023	(143)	78,179	2,403	978,306
								2,650,489

Consumer staples 0.17%
Herbalife Nutrition Ltd.[2]	3,665,358	5,479,642	—	9,145,000	—	(185,001)	—	314,862

Energy 1.11%
Diamondback Energy, Inc.	7,831,000	6,224,700	2,575,700	11,480,000	(38,177)	(164,595)	6,715	1,125,958
Concho Resources Inc.	16,205,850	3,136,339	6,201,636	13,140,553	(307,605)	(810,907)	6,221	961,231
EOG Resources, Inc.[5]	26,445,908	6,633,700	8,565,700	24,513,908	(126,983)	(1,107,199)	26,910	—
Cimarex Energy Co.[5]	5,470,000	250,000	4,500,000	1,220,000	(64,837)	803	927	—
								2,087,189

Materials 0.29%
First Quantum Minerals Ltd.	37,626,524	—	3,014,600	34,611,924	(20,386)	(217,362)	271	212,132
Alcoa Corp.[2]	15,950,000	—	6,107,000	9,843,000	(193,304)	(212,525)	—	176,485
Allegheny Technologies Inc.[2]	—	7,502,100	—	7,502,100	—	(32,893)	—	148,692
								537,309

Real estate 0.05%
Redfin Corp.[2]	5,765,790	—	—	5,765,790	—	(16,836)	—	97,384
Total common stocks								16,119,763

Short-term securities 6.41%
Money market investments 6.41%
Capital Group Central Cash Fund 2.16%[4]	—	205,123,382	84,829,692	120,293,690	194	(63)	136,180	12,028,166
Total 15.01%					$395,433	$(5,775,129)	$272,520	$28,147,929

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $13,617,638,000, which represented 7.26% of the net assets of the fund. This amount includes $13,155,232,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Rate represents the seven-day yield at 8/31/2019.
[5]	Unaffiliated issuer at 8/31/2019.
[6]	This security was an unaffiliated issuer in its initial period of acquisition at 8/31/2018; it was not publicly disclosed.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

The Growth Fund of America	9

Financial statements

Statement of assets and liabilities at August 31, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $92,731,118)	$159,063,045
Affiliated issuers (cost: $23,674,798)	28,147,929	$187,210,974
Cash		346
Receivables for:
Sales of investments	530,850
Sales of fund’s shares	138,133
Dividends and interest	170,092
Other	3,205	842,280
		188,053,600
Liabilities:
Payables for:
Purchases of investments	238,674
Repurchases of fund’s shares	193,383
Investment advisory services	42,348
Services provided by related parties	53,320
Trustees’ deferred compensation	5,867
Other	5,780	539,372
Net assets at August 31, 2019		$187,514,228

Net assets consist of:
Capital paid in on shares of beneficial interest		$104,958,551
Total distributable earnings		82,555,677
Net assets at August 31, 2019		$187,514,228

See notes to financial statements.

10	The Growth Fund of America

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (3,816,719 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$87,315,609	1,767,938		$49.39
Class C	4,133,620	91,672		45.09
Class T	11	—	*	49.39
Class F-1	7,539,312	153,786		49.02
Class F-2	22,264,512	451,644		49.30
Class F-3	5,795,986	117,214		49.45
Class 529-A	8,568,561	175,592		48.80
Class 529-C	988,898	21,866		45.23
Class 529-E	305,363	6,333		48.22
Class 529-T	13	—	*	49.38
Class 529-F-1	445,140	9,141		48.69
Class R-1	359,314	7,836		45.86
Class R-2	1,970,221	42,475		46.39
Class R-2E	203,316	4,210		48.30
Class R-3	5,355,938	110,851		48.32
Class R-4	6,860,207	140,308		48.89
Class R-5E	731,502	14,936		48.97
Class R-5	2,648,303	53,606		49.40
Class R-6	32,028,402	647,311		49.48

*	Amount less than one thousand.

See notes to financial statements.

The Growth Fund of America	11

Statement of operations for the year ended August 31, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $46,407; also includes $272,520 from affiliates)	$2,145,832
Interest	160,523	$2,306,355
Fees and expenses*:
Investment advisory services	496,324
Distribution services	376,969
Transfer agent services	155,050
Administrative services	57,916
Reports to shareholders	3,147
Registration statement and prospectus	6,438
Trustees’ compensation	697
Auditing and legal	122
Custodian	3,452
Other	7,907
Total fees and expenses before reimbursements	1,108,022
Less transfer agent services reimbursements	2
Total fees and expenses after reimbursements		1,108,020
Net investment income		1,198,335

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investment:
Unaffiliated issuers	12,674,163
Affiliated issuers	395,433
Currency transactions	(11,576)	13,058,020
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $3,592):
Unaffiliated issuers	(11,464,992)
Affiliated issuers	(5,775,129)
Currency translations	527	(17,239,594)
Net realized gain and unrealized depreciation		(4,181,574)

Net decrease in net assets resulting from operations		$(2,983,239)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

12	The Growth Fund of America

Statements of changes in net assets	(dollars in thousands)

	Year ended August 31,
	2019	2018
Operations:
Net investment income	$1,198,335	$995,717
Net realized gain	13,058,020	18,940,963
Net unrealized (depreciation) appreciation	(17,239,594)	18,440,901
Net (decrease) increase in net assets resulting from operations	(2,983,239)	38,377,581

Distributions paid to shareholders	(18,047,821)	(11,830,562	)*

Net capital share transactions	10,199,068	5,389,151

Total (decrease) increase in net assets	(10,831,992)	31,936,170

Net assets:
Beginning of year	198,346,220	166,410,050
End of year	$187,514,228	$198,346,220

*	Prior year comparative amounts have been adjusted to reflect current presentation under new accounting standards. Prior year distributions were $893,740 from net investment income and $10,936,822 from net realized gain on investments.

See notes to financial statements.

The Growth Fund of America	13

Notes to financial statements

1. Organization

The Growth Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide growth of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

14	The Growth Fund of America

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

The Growth Fund of America	15

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$38,801,154	$4,558,895	$—	$43,360,049
Communication services	30,887,860	355,946	—	31,243,806
Health care	27,440,757	615,325	116,182	28,172,264
Consumer discretionary	22,105,190	966,985	95,000	23,167,175
Industrials	11,430,098	3,420,807	—	14,850,905
Financials	12,147,036	1,272,277	—	13,419,313
Consumer staples	5,146,417	1,218,234	113,649	6,478,300
Energy	6,312,315	66,957	—	6,379,272
Materials	2,836,582	783,586	—	3,620,168
Real estate	2,973,747	—	—	2,973,747
Preferred securities	1,373,679	33,795	—	1,407,474
Rights & warrants	22,260	—	—	22,260
Bonds, notes & other debt instruments	—	88,075	—	88,075
Short-term securities	12,028,166	—	—	12,028,166
Total	$173,505,261	$13,380,882	$324,831	$187,210,974

16	The Growth Fund of America

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

The Growth Fund of America	17

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2019, the fund reclassified $940,446,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,250,467
Undistributed long-term capital gains	12,185,233
Post-October capital loss deferral*	(1,463,421)
Gross unrealized appreciation on investments	75,081,089
Gross unrealized depreciation on investments	(4,492,034)
Net unrealized appreciation on investments	70,589,055
Cost of investments	116,621,919

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended August 31, 2019				Year ended August 31, 2018
Share class	Ordinary income		Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class A	$497,777		$7,865,736	$8,363,513	$405,167		$5,241,927	$5,647,094
Class C	—		440,173	440,173	—		319,004	319,004
Class T	—	*	1	1	—	*	1	1
Class F-1	37,792		709,370	747,162	32,562		524,945	557,507
Class F-2	170,234		1,954,761	2,124,995	123,484		1,116,400	1,239,884
Class F-3	40,800		422,885	463,685	26,606		209,182	235,788
Class 529-A	42,882		780,334	823,216	36,563		507,083	543,646
Class 529-C	—		109,593	109,593	—		81,098	81,098
Class 529-E	858		30,214	31,072	642		20,336	20,978
Class 529-T	—	*	1	1	—	*	1	1
Class 529-F-1	3,216		38,094	41,310	2,081		19,943	22,024
Class R-1	—		37,952	37,952	—		28,327	28,327
Class R-2	—		201,612	201,612	—		142,367	142,367
Class R-2E	337		16,716	17,053	245		7,933	8,178
Class R-3	10,897		553,715	564,612	9,591		416,332	425,923
Class R-4	38,055		692,125	730,180	36,447		522,245	558,692
Class R-5E	3,211		35,667	38,878	339		3,036	3,375
Class R-5	24,749		276,347	301,096	26,711		230,057	256,768
Class R-6	265,234		2,746,483	3,011,717	193,302		1,546,605	1,739,907
Total	$1,136,042		$16,911,779	$18,047,821	$893,740		$10,936,822	$11,830,562

*	Amount less than one thousand.

18	The Growth Fund of America

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.500% on the first $1 billion of daily net assets and decreasing to 0.233% on such assets in excess of $210 billion. For the year ended August 31, 2019, the investment advisory services fee was $496,324,000, which was equivalent to an annualized rate of 0.266% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

The Growth Fund of America	19

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended August 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$214,918	$83,311		$11,722		Not applicable
Class C	43,262	4,164		2,042		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	19,087	9,596		3,576		Not applicable
Class F-2	Not applicable	22,458		10,027		Not applicable
Class F-3	Not applicable	214		2,362		Not applicable
Class 529-A	19,850	7,102		3,989		$5,641
Class 529-C	10,520	905		505		710
Class 529-E	1,572	164		149		210
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	341		194		275
Class R-1	3,850	395		180		Not applicable
Class R-2	15,382	7,207		959		Not applicable
Class R-2E	1,139	381		88		Not applicable
Class R-3	29,009	8,854		2,720		Not applicable
Class R-4	18,380	7,524		3,439		Not applicable
Class R-5E	Not applicable	806		261		Not applicable
Class R-5	Not applicable	1,518		1,363		Not applicable
Class R-6	Not applicable	110		14,340		Not applicable
Total class-specific expenses	$376,969	$155,050		$57,916		$6,836
*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $697,000 in the fund’s statement of operations reflects $506,000 in current fees (either paid in cash or deferred) and a net increase of $191,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended August 31, 2019, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,611,563,000 and $14,652,810,000, respectively, which generated $127,688,000 of net realized losses from sales.

20	The Growth Fund of America

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2019.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2019

Class A	$5,975,209	121,093	$8,244,822	201,339		$(10,677,016)	(217,484)	$3,543,015	104,948
Class C	660,960	14,547	435,487	11,585		(1,346,720)	(29,788)	(250,273)	(3,656)
Class T	—	—	—	—		—	—	—	—
Class F-1	954,187	19,439	730,867	17,971		(1,633,228)	(33,507)	51,826	3,903
Class F-2	5,660,482	114,175	2,048,400	50,181		(5,225,034)	(107,813)	2,483,848	56,543
Class F-3	2,126,710	43,433	451,237	11,030		(1,007,018)	(20,633)	1,570,929	33,830
Class 529-A	875,435	17,939	822,879	20,328		(1,284,138)	(26,292)	414,176	11,975
Class 529-C	118,079	2,589	109,525	2,904		(336,375)	(7,420)	(108,771)	(1,927)
Class 529-E	26,466	546	31,040	775		(65,287)	(1,357)	(7,781)	(36)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	133,942	2,684	41,305	1,024		(71,109)	(1,465)	104,138	2,243
Class R-1	31,951	688	37,896	991		(109,021)	(2,338)	(39,174)	(659)
Class R-2	371,598	7,968	201,369	5,208		(648,226)	(13,938)	(75,259)	(762)
Class R-2E	58,828	1,220	17,053	424		(38,434)	(797)	37,447	847
Class R-3	691,593	14,250	563,121	14,022		(1,914,275)	(39,422)	(659,561)	(11,150)
Class R-4	812,466	16,565	729,690	17,995		(2,165,377)	(44,663)	(623,221)	(10,103)
Class R-5E	538,766	11,795	38,877	959		(147,400)	(3,104)	430,243	9,650
Class R-5	359,314	7,220	300,111	7,339		(1,067,196)	(21,829)	(407,771)	(7,270)
Class R-6	5,136,743	104,692	3,009,806	73,517		(4,411,293)	(90,108)	3,735,256	88,101
Total net increase (decrease)	$24,532,729	500,843	$17,813,486	437,592		$(32,147,147)	(661,958)	$10,199,068	276,477

Year ended August 31, 2018

Class A	$5,502,651	104,651	$5,561,150	112,415		$(11,378,834)	(218,253)	$(315,033)	(1,187)
Class C	656,864	13,505	315,027	6,863		(1,429,390)	(29,572)	(457,499)	(9,204)
Class T	—	—	—	—		—	—	—	—
Class F-1	1,137,926	21,902	546,300	11,115		(3,118,072)	(60,006)	(1,433,846)	(26,989)
Class F-2	6,547,853	124,891	1,192,783	24,170		(4,343,650)	(83,096)	3,396,986	65,965
Class F-3	2,015,700	38,596	229,873	4,647		(776,117)	(14,813)	1,469,456	28,430
Class 529-A	1,262,352	24,301	543,452	11,100		(1,116,517)	(21,433)	689,287	13,968
Class 529-C	132,429	2,725	81,079	1,761		(799,809)	(16,373)	(586,301)	(11,887)
Class 529-E	29,284	572	20,975	432		(54,582)	(1,061)	(4,323)	(57)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	80,035	1,544	22,019	451		(58,585)	(1,123)	43,469	872
Class R-1	37,007	750	28,287	607		(97,053)	(1,974)	(31,759)	(617)
Class R-2	446,761	8,975	142,212	3,021		(744,699)	(15,087)	(155,726)	(3,091)
Class R-2E	76,446	1,489	8,178	168		(28,331)	(555)	56,293	1,102
Class R-3	909,182	17,751	424,816	8,749		(2,081,945)	(40,689)	(747,947)	(14,189)
Class R-4	1,066,828	20,600	558,360	11,390		(2,544,799)	(49,470)	(919,611)	(17,480)
Class R-5E	277,124	5,263	3,374	69		(35,861)	(682)	244,637	4,650
Class R-5	519,521	9,976	256,038	5,181		(1,532,293)	(29,330)	(756,734)	(14,173)
Class R-6	6,116,630	117,235	1,738,541	35,136		(2,957,370)	(56,457)	4,897,801	95,914
Total net increase (decrease)	$26,814,593	514,726	$11,672,465	237,275		$(33,097,907)	(639,974)	$5,389,151	112,027

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

The Growth Fund of America	21

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $63,257,978,000 and $65,365,602,000, respectively, during the year ended August 31, 2019.

22	The Growth Fund of America

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class A:
8/31/2019	$56.31	$.30	$(2.09)	$(1.79)	$(.31)	$(4.82)	$(5.13)	$49.39	(1.31)%	$87,316		.63%		.61%
8/31/2018	48.81	.28	10.70	10.98	(.25)	(3.23)	(3.48)	56.31	23.49	93,649		.62		.53
8/31/2017	43.47	.29	7.83	8.12	(.25)	(2.53)	(2.78)	48.81	19.60	81,221		.64		.64
8/31/2016	43.31	.24	3.58	3.82	(.27)	(3.39)	(3.66)	43.47	9.31	74,847		.66		.57
8/31/2015	46.70	.23	.61	.84	(.17)	(4.06)	(4.23)	43.31	2.12	72,321		.65		.51
Class C:
8/31/2019	51.96	(.08)	(1.97)	(2.05)	—	(4.82)	(4.82)	45.09	(2.09)	4,134		1.41		(.17)
8/31/2018	45.39	(.13)	9.93	9.80	—	(3.23)	(3.23)	51.96	22.54	4,953		1.42		(.28)
8/31/2017	40.69	(.07)	7.30	7.23	—	(2.53)	(2.53)	45.39	18.63	4,745		1.44		(.17)
8/31/2016	40.80	(.09)	3.37	3.28	—	(3.39)	(3.39)	40.69	8.47	5,009		1.46		(.23)
8/31/2015	44.41	(.12)	.57	.45	—	(4.06)	(4.06)	40.80	1.29	5,480		1.45		(.29)
Class T:
8/31/2019	56.34	.41	(2.12)	(1.71)	(.42)	(4.82)	(5.24)	49.39	(1.11)[3]	—	[4]	.41	[3]	.83 [3]
8/31/2018	48.84	.38	10.72	11.10	(.37)	(3.23)	(3.60)	56.34	23.76 [3]	—	[4]	.42	[3]	.73 [3]
8/31/2017[5,6]	45.38	.18	3.28	3.46	—	—	—	48.84	7.62 [3,7]	—	[4]	.18	[3,7]	.38 [3,7]
Class F-1:
8/31/2019	55.92	.27	(2.09)	(1.82)	(.26)	(4.82)	(5.08)	49.02	(1.40)	7,539		.69		.54
8/31/2018	48.47	.24	10.64	10.88	(.20)	(3.23)	(3.43)	55.92	23.43	8,381		.69		.45
8/31/2017	43.20	.26	7.77	8.03	(.23)	(2.53)	(2.76)	48.47	19.50	8,574		.70		.57
8/31/2016	43.05	.22	3.57	3.79	(.25)	(3.39)	(3.64)	43.20	9.28	8,494		.71		.52
8/31/2015	46.40	.20	.61	.81	(.10)	(4.06)	(4.16)	43.05	2.07	8,273		.70		.46
Class F-2:
8/31/2019	56.25	.40	(2.11)	(1.71)	(.42)	(4.82)	(5.24)	49.30	(1.10)	22,265		.42		.81
8/31/2018	48.76	.39	10.69	11.08	(.36)	(3.23)	(3.59)	56.25	23.76	22,226		.42		.74
8/31/2017	43.45	.38	7.81	8.19	(.35)	(2.53)	(2.88)	48.76	19.83	16,049		.43		.84
8/31/2016	43.29	.33	3.59	3.92	(.37)	(3.39)	(3.76)	43.45	9.57	12,100		.44		.79
8/31/2015	46.71	.33	.60	.93	(.29)	(4.06)	(4.35)	43.29	2.35	10,723		.43		.73
Class F-3:
8/31/2019	56.41	.46	(2.13)	(1.67)	(.47)	(4.82)	(5.29)	49.45	(1.01)	5,796		.32		.92
8/31/2018	48.90	.44	10.71	11.15	(.41)	(3.23)	(3.64)	56.41	23.86	4,704		.33		.84
8/31/2017[5,8]	44.36	.30	4.24	4.54	—	—	—	48.90	10.24 [7]	2,687		.34	[9]	1.08 [9]
Class 529-A:
8/31/2019	55.70	.26	(2.07)	(1.81)	(.27)	(4.82)	(5.09)	48.80	(1.38)	8,569		.70		.54
8/31/2018	48.33	.24	10.59	10.83	(.23)	(3.23)	(3.46)	55.70	23.41	9,114		.70		.46
8/31/2017	43.08	.25	7.75	8.00	(.22)	(2.53)	(2.75)	48.33	19.50	7,233		.71		.57
8/31/2016	42.95	.20	3.56	3.76	(.24)	(3.39)	(3.63)	43.08	9.23	6,229		.74		.48
8/31/2015	46.35	.19	.61	.80	(.14)	(4.06)	(4.20)	42.95	2.04	5,849		.73		.43

See end of table for footnotes.

The Growth Fund of America	23

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class 529-C:
8/31/2019	$52.11	$(.10)	$(1.96)	$(2.06)	$—	$(4.82)	$(4.82)	$45.23	(2.11)%	$989		1.45%		(.21)%
8/31/2018	45.54	(.16)	9.96	9.80	—	(3.23)	(3.23)	52.11	22.46	1,240		1.46		(.34)
8/31/2017	40.83	(.09)	7.33	7.24	—	(2.53)	(2.53)	45.54	18.59	1,625		1.48		(.21)
8/31/2016	40.96	(.11)	3.37	3.26	—	(3.39)	(3.39)	40.83	8.39	1,469		1.52		(.29)
8/31/2015	44.58	(.15)	.59	.44	—	(4.06)	(4.06)	40.96	1.27	1,421		1.51		(.35)
Class 529-E:
8/31/2019	55.07	.15	(2.04)	(1.89)	(.14)	(4.82)	(4.96)	48.22	(1.60)	305		.93		.30
8/31/2018	47.81	.11	10.48	10.59	(.10)	(3.23)	(3.33)	55.07	23.11	351		.94		.21
8/31/2017	42.65	.14	7.67	7.81	(.12)	(2.53)	(2.65)	47.81	19.20	307		.95		.32
8/31/2016	42.54	.10	3.53	3.63	(.13)	(3.39)	(3.52)	42.65	8.99	272		.98		.25
8/31/2015	45.94	.08	.60	.68	(.02)	(4.06)	(4.08)	42.54	1.79	260		.98		.18
Class 529-T:
8/31/2019	56.32	.39	(2.12)	(1.73)	(.39)	(4.82)	(5.21)	49.38	(1.15)[3]	—	[4]	.45	[3]	.79 [3]
8/31/2018	48.83	.35	10.72	11.07	(.35)	(3.23)	(3.58)	56.32	23.70 [3]	—	[4]	.47	[3]	.68 [3]
8/31/2017[5,6]	45.38	.17	3.28	3.45	—	—	—	48.83	7.60 [3,7]	—	[4]	.20	[3,7]	.37 [3,7]
Class 529-F-1:
8/31/2019	55.65	.38	(2.12)	(1.74)	(.40)	(4.82)	(5.22)	48.69	(1.18)	445		.47		.77
8/31/2018	48.28	.35	10.58	10.93	(.33)	(3.23)	(3.56)	55.65	23.69	384		.47		.68
8/31/2017	43.04	.35	7.74	8.09	(.32)	(2.53)	(2.85)	48.28	19.76	291		.49		.79
8/31/2016	42.92	.29	3.55	3.84	(.33)	(3.39)	(3.72)	43.04	9.46	231		.52		.70
8/31/2015	46.33	.29	.59	.88	(.23)	(4.06)	(4.29)	42.92	2.26	211		.51		.65
Class R-1:
8/31/2019	52.74	(.09)	(1.97)	(2.06)	—	(4.82)	(4.82)	45.86	(2.08)	359		1.42		(.19)
8/31/2018	46.04	(.14)	10.07	9.93	—	(3.23)	(3.23)	52.74	22.50	448		1.42		(.28)
8/31/2017	41.23	(.07)	7.41	7.34	—	(2.53)	(2.53)	46.04	18.65	419		1.43		(.16)
8/31/2016	41.29	(.08)	3.41	3.33	—	(3.39)	(3.39)	41.23	8.49	438		1.43		(.20)
8/31/2015	44.88	(.11)	.58	.47	—	(4.06)	(4.06)	41.29	1.33	483		1.42		(.27)
Class R-2:
8/31/2019	53.29	(.09)	(1.99)	(2.08)	—	(4.82)	(4.82)	46.39	(2.10)	1,970		1.42		(.18)
8/31/2018	46.47	(.13)	10.18	10.05	—	(3.23)	(3.23)	53.29	22.55	2,304		1.41		(.27)
8/31/2017	41.60	(.07)	7.47	7.40	—	(2.53)	(2.53)	46.47	18.63	2,153		1.42		(.15)
8/31/2016	41.62	(.07)	3.44	3.37	—	(3.39)	(3.39)	41.60	8.53	2,137		1.40		(.18)
8/31/2015	45.17	(.08)	.59	.51	—	(4.06)	(4.06)	41.62	1.42	2,246		1.35		(.19)
Class R-2E:
8/31/2019	55.21	.06	(2.05)	(1.99)	(.10)	(4.82)	(4.92)	48.30	(1.81)	203		1.12		.12
8/31/2018	48.00	.02	10.52	10.54	(.10)	(3.23)	(3.33)	55.21	22.90	185		1.12		.04
8/31/2017	42.92	.08	7.70	7.78	(.17)	(2.53)	(2.70)	48.00	19.02	108		1.12		.18
8/31/2016	43.09	.07	3.55	3.62	(.40)	(3.39)	(3.79)	42.92	8.89	34		1.11		.17
8/31/2015	46.70	.10	.65	.75	(.30)	(4.06)	(4.36)	43.09	1.92 [3]	—	[4]	.96	[3]	.22 [3]

24	The Growth Fund of America

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class R-3:
8/31/2019	$55.14	$.13	$(2.03)	$(1.90)	$(.10)	$(4.82)	$(4.92)	$48.32	(1.64)%	$5,356		.97%		.26%
8/31/2018	47.86	.09	10.49	10.58	(.07)	(3.23)	(3.30)	55.14	23.06	6,728		.97		.17
8/31/2017	42.68	.13	7.68	7.81	(.10)	(2.53)	(2.63)	47.86	19.18	6,518		.98		.30
8/31/2016	42.55	.10	3.53	3.63	(.11)	(3.39)	(3.50)	42.68	8.99	6,507		.98		.24
8/31/2015	45.94	.08	.60	.68	(.01)	(4.06)	(4.07)	42.55	1.79	7,226		.97		.19
Class R-4:
8/31/2019	55.79	.28	(2.09)	(1.81)	(.27)	(4.82)	(5.09)	48.89	(1.38)	6,860		.67		.56
8/31/2018	48.38	.24	10.63	10.87	(.23)	(3.23)	(3.46)	55.79	23.46	8,391		.67		.47
8/31/2017	43.13	.27	7.76	8.03	(.25)	(2.53)	(2.78)	48.38	19.54	8,123		.68		.59
8/31/2016	42.99	.22	3.56	3.78	(.25)	(3.39)	(3.64)	43.13	9.29	7,762		.68		.54
8/31/2015	46.38	.22	.60	.82	(.15)	(4.06)	(4.21)	42.99	2.11	7,149		.67		.48
Class R-5E:
8/31/2019	55.97	.39	(2.14)	(1.75)	(.43)	(4.82)	(5.25)	48.97	(1.17)	732		.46		.80
8/31/2018	48.55	.42	10.59	11.01	(.36)	(3.23)	(3.59)	55.97	23.72	296		.45		.79
8/31/2017	43.34	.38	7.77	8.15	(.41)	(2.53)	(2.94)	48.55	19.78	31		.47		.83
8/31/2016[5,10]	45.73	.22	1.21	1.43	(.43)	(3.39)	(3.82)	43.34	3.60 [7]	—	[4]	.56	[9]	.70	[9]
Class R-5:
8/31/2019	56.35	.43	(2.13)	(1.70)	(.43)	(4.82)	(5.25)	49.40	(1.08)	2,648		.37		.86
8/31/2018	48.84	.40	10.72	11.12	(.38)	(3.23)	(3.61)	56.35	23.81	3,430		.37		.77
8/31/2017	43.50	.41	7.82	8.23	(.36)	(2.53)	(2.89)	48.84	19.90	3,665		.38		.90
8/31/2016	43.33	.35	3.60	3.95	(.39)	(3.39)	(3.78)	43.50	9.64	3,551		.39		.84
8/31/2015	46.73	.35	.60	.95	(.29)	(4.06)	(4.35)	43.33	2.40	4,982		.38		.78
Class R-6:
8/31/2019	56.44	.46	(2.13)	(1.67)	(.47)	(4.82)	(5.29)	49.48	(1.01)	32,028		.32		.92
8/31/2018	48.91	.44	10.72	11.16	(.40)	(3.23)	(3.63)	56.44	23.88	31,562		.32		.83
8/31/2017	43.57	.43	7.83	8.26	(.39)	(2.53)	(2.92)	48.91	19.95	22,661		.33		.95
8/31/2016	43.40	.37	3.60	3.97	(.41)	(3.39)	(3.80)	43.57	9.68	16,299		.33		.89
8/31/2015	46.80	.37	.61	.98	(.32)	(4.06)	(4.38)	43.40	2.45	13,594		.33		.83

	Year ended August 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[11]	36%	28%	25%	31%	29%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[4]	Amount less than $1 million.
[5]	Based on operations for a period that is less than a full year.
[6]	Class T and 529-T shares began investment operations on April 7, 2017.
[7]	Not annualized.
[8]	Class F-3 shares began investment operations on January 27, 2017.
[9]	Annualized.
[10]	Class R-5E shares began investment operations on November 20, 2015.
[11]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

The Growth Fund of America	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Growth Fund of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

October 10, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

26	The Growth Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2019, through August 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Growth Fund of America	27

	Beginning account value 3/1/2019	Ending account value 8/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,034.57	$3.23	.63%
Class A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class C – actual return	1,000.00	1,030.40	7.11	1.39
Class C – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class T – actual return	1,000.00	1,035.66	2.10	.41
Class T – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class F-1 – actual return	1,000.00	1,033.98	3.49	.68
Class F-1 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class F-2 – actual return	1,000.00	1,035.50	2.15	.42
Class F-2 – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class F-3 – actual return	1,000.00	1,036.03	1.64	.32
Class F-3 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class 529-A – actual return	1,000.00	1,034.12	3.54	.69
Class 529-A – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 529-C – actual return	1,000.00	1,030.29	7.32	1.43
Class 529-C – assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class 529-E – actual return	1,000.00	1,032.97	4.71	.92
Class 529-E – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class 529-T – actual return	1,000.00	1,035.45	2.31	.45
Class 529-T – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 529-F-1 – actual return	1,000.00	1,035.10	2.36	.46
Class 529-F-1 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class R-1 – actual return	1,000.00	1,030.57	7.22	1.41
Class R-1 – assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-2 – actual return	1,000.00	1,030.41	7.16	1.40
Class R-2 – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2E – actual return	1,000.00	1,032.07	5.69	1.11
Class R-2E – assumed 5% return	1,000.00	1,019.61	5.65	1.11
Class R-3 – actual return	1,000.00	1,032.70	4.92	.96
Class R-3 – assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-4 – actual return	1,000.00	1,034.07	3.38	.66
Class R-4 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class R-5E – actual return	1,000.00	1,035.08	2.36	.46
Class R-5E – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class R-5 – actual return	1,000.00	1,035.62	1.90	.37
Class R-5 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class R-6 – actual return	1,000.00	1,036.01	1.59	.31
Class R-6 – assumed 5% return	1,000.00	1,023.64	1.58	.31

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

28	The Growth Fund of America

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2019:

Long-term capital gains	$17,852,021,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$77,314,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

The Growth Fund of America	29

Approval of Investment Advisory and Service Agreement

The Growth Fund of America’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2020. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the Fund’s assets are managed, including liquidity management), compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective to provide growth of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2019. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth Funds Index, the Lipper Large-Cap Core Funds Index, the Lipper Large-Cap Growth Funds Index and Standard & Poor’s 500 Composite Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were satisfactory in comparison with the results of these indexes. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

30	The Growth Fund of America

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

The Growth Fund of America	31

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32	The Growth Fund of America

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The Growth Fund of America	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Joseph J. Bonner, 1955	2019	President and CEO, Solana Beach Capital LLC (real estate advisory); Global Head of Real Estate, Board Member, The Interlink Group (private merchant bank); former Chief Investment Officer, Mubadala Pramerica Real Estate Investors (real estate investment management)	3	Extra Space Storage
Louise H. Bryson, 1944	2008	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2010	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.; Tetraphase Pharmaceuticals, Inc.
Yvonne L. Greenstreet, 1962	2019	Chief Operating Officer, Alnylam Pharmaceuticals; Founder and Managing Director, Highgate LLC (consulting); former Senior Vice President, Pfizer	3	Pacira, Inc. (pharmaceuticals); Indivior PLC (pharmaceuticals)
Linda Griego, 1947	2015	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM; CBS Corporation
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Sharon I. Meers, 1965	2017	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	3	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	None
Christopher E. Stone, 1956	2010	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	6	None

34	The Growth Fund of America

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Anne-Marie Peterson, 1972 Co-President and Trustee	2016	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None
Brady L. Enright, 1967 Trustee	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Michael T. Kerr, 1959 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company
Donald D. O’Neal, 1960 Co-President	1995	Partner — Capital International Investors, Capital Research and Management Company;
		Partner — Capital International Investors, Capital Bank and Trust Company[7]; Director, Capital Research and Management Company
Christopher D. Buchbinder, 1971 Co-President	2015	Partner — Capital Research Global Investors, Capital Research and Management Company
Paul F. Roye, 1953 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
Brad Barrett, 1977 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Mark L. Casey, 1970 Senior Vice President	2016	Partner — Capital International Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Barry S. Crosthwaite, 1958 Senior Vice President	2010	Partner — Capital International Investors, Capital Research and Management Company
J. Blair Frank, 1966 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company

See page 36 for footnotes.

The Growth Fund of America	35

Other officers (continued)6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Joanna F. Jonsson, 1963 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Carl M. Kawaja, 1964 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Chairman and Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.[7]
Martin Romo, 1967 Senior Vice President	2010	Chairman and Principal Executive Officer, Capital Research Company[7]; Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Lawrence R. Solomon, 1962 Senior Vice President	2014	Partner — Capital Research Global Investors, Capital Research and Management Company; Chairman of the Board, President and Director, Capital Management Services, Inc.[7]
James Terrile, 1965 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Alan J. Wilson, 1961 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company
Walter R. Burkley, 1966 Vice President	2010	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Jacinto J. Hernandez, 1978 Vice President	2015	Partner — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2018	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Brad Barrett, J. Blair Frank and Jacinto J. Hernandez, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	The Growth Fund of America

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete August 31, 2019, portfolio of The Growth Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Growth Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member of FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Linda Griego, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

GFA

Registrant:

a) Audit Fees:
2018	$116,000
2019	$8,000

b) Audit-Related Fees:
2018	$35,000
2019	$52,000

c) Tax Fees:
2018	$13,000
2019	$11,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2018	None
2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2018	$1,087,000
2019	$1,286,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2018	$5,000
2019	$65,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None
2019	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,242,000 for fiscal year 2018 and $1,414,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Growth Fund of America®

Investment portfolio

August 31, 2019

Common stocks 92.62% Information technology 23.12%	Shares	Value (000)
Microsoft Corp.	67,562,100	$9,314,111
Broadcom Inc.	12,432,884	3,514,030
Mastercard Inc., Class A	11,189,740	3,148,457
ASML Holding NV1	6,782,295	1,510,485
ASML Holding NV (New York registered)	4,222,200	939,904
Taiwan Semiconductor Manufacturing Co., Ltd.1	188,916,000	1,555,950
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	8,743,800	372,748
ServiceNow, Inc.2	7,136,200	1,868,543
Visa Inc., Class A	8,669,000	1,567,529
Autodesk, Inc.2	10,349,210	1,478,074
Fiserv, Inc.2	13,444,600	1,437,766
Fidelity National Information Services, Inc.	10,001,634	1,362,423
FleetCor Technologies, Inc.2	4,245,574	1,266,879
Workday, Inc., Class A2	6,354,500	1,126,526
PayPal Holdings, Inc.2	10,063,600	1,097,436
Samsung Electronics Co., Ltd.1	27,721,176	1,006,819
Atlassian Corp. PLC, Class A2	7,229,707	972,468
Applied Materials, Inc.	18,631,225	894,671
Intel Corp.	16,273,500	771,527
Micron Technology, Inc.2	14,027,000	635,002
MongoDB, Inc., Class A2	4,148,540	631,864
RingCentral, Inc., Class A2	4,151,627	585,919
Arista Networks, Inc.2	2,066,698	468,355
Jack Henry & Associates, Inc.	3,100,000	449,376
salesforce.com, inc.2	2,769,000	432,158
QUALCOMM Inc.	5,218,432	405,837
Keyence Corp.1	537,000	318,773
Paycom Software, Inc.2	1,115,646	279,045
NetApp, Inc.	5,308,360	255,120
Adobe Inc.2	884,800	251,734
Accenture PLC, Class A	1,237,000	245,136
Apple Inc.	1,150,100	240,072
Slack Technologies, Inc., Class A2	6,547,998	187,535
Slack Technologies, Inc., Class B1,2	1,785,366	51,133
Analog Devices, Inc.	2,163,000	237,562
DocuSign, Inc.2	5,042,000	235,411
Zendesk, Inc.2	2,536,000	203,387
Trimble Inc.2	5,194,219	194,887
TE Connectivity Ltd.	1,910,000	174,230
Global Payments Inc.	1,035,000	171,789
Symantec Corp.	6,500,000	151,125
Qorvo, Inc.2	1,909,000	136,360
HubSpot, Inc.2	593,200	118,450
Guidewire Software, Inc.2	1,210,000	116,378
Hexagon AB, Class B1	2,600,000	115,735
Dell Technologies Inc., Class C2	2,151,000	110,841
Elastic NV, non-registered shares2	1,224,899	107,656

The Growth Fund of America — Page 1 of 9

Common stocks (continued) Information technology (continued)	Shares	Value (000)
Amphenol Corp., Class A	1,175,000	$102,859
Alteryx, Inc., Class A2	675,000	96,154
Nice Ltd. (ADR)2	533,000	81,682
Zoom Video Communications, Inc., Class A2	800,040	73,340
Lam Research Corp.	335,000	70,521
VMware, Inc., Class A	406,800	57,538
Texas Instruments Inc.	367,100	45,429
KLA Corp.	235,000	34,757
CrowdStrike Holdings, Inc., Class A2	351,190	28,545
SS&C Technologies Holdings, Inc.	514,400	23,954
ON Semiconductor Corp.2	1,292,800	23,012
LiveRamp Holdings, Inc.2	119,016	5,042
		43,360,049
Communication services 16.66%
Facebook, Inc., Class A2	54,797,900	10,174,326
Netflix, Inc.2,3	24,438,914	7,178,931
Alphabet Inc., Class C2	3,523,107	4,185,804
Alphabet Inc., Class A2	2,105,270	2,506,387
Charter Communications, Inc., Class A2	6,238,200	2,555,104
Activision Blizzard, Inc.	33,571,200	1,698,703
T-Mobile US, Inc.2	11,275,000	880,014
Comcast Corp., Class A	18,196,900	805,395
CBS Corp., Class B	6,734,000	283,232
Fox Corp., Class A	6,750,000	223,897
SoftBank Group Corp.1	4,940,000	223,469
Snap Inc., Class A2	9,200,000	145,636
Nintendo Co., Ltd.1	350,000	132,477
Pinterest, Inc., Class A2	3,434,760	118,224
Altice USA, Inc., Class A2	3,035,763	87,673
Spotify Technology SA2	330,000	44,534
		31,243,806
Health care 15.02%
UnitedHealth Group Inc.	19,492,205	4,561,176
Abbott Laboratories	30,276,425	2,583,185
Thermo Fisher Scientific Inc.	7,460,800	2,141,697
Humana Inc.	5,334,100	1,510,670
Vertex Pharmaceuticals Inc.2	7,165,157	1,289,872
Boston Scientific Corp.2	30,080,000	1,285,318
Regeneron Pharmaceuticals, Inc.2	3,710,300	1,076,173
Illumina, Inc.2	3,631,400	1,021,658
Edwards Lifesciences Corp.2	3,643,828	808,347
Cigna Corp.	5,197,482	800,256
BioMarin Pharmaceutical Inc.2,3	9,545,516	716,486
Amgen Inc.	3,348,233	698,508
Seattle Genetics, Inc.2,3	8,850,700	642,915
Bluebird Bio, Inc.2,3	5,250,577	542,437
AbbVie Inc.	7,348,679	483,102
Centene Corp.2	9,870,000	460,139
Hologic, Inc.2	8,160,000	402,859
Neurocrine Biosciences, Inc.2	3,890,500	386,793
Gilead Sciences, Inc.	5,992,140	380,741
Stryker Corp.	1,719,500	379,425
DexCom, Inc.2	2,198,699	377,319

The Growth Fund of America — Page 2 of 9

Common stocks (continued) Health care (continued)	Shares	Value (000)
Allakos Inc.2,3	3,972,600	$351,416
Eli Lilly and Co.	2,976,300	336,233
Daiichi Sankyo Co., Ltd.1	5,075,000	334,794
WellCare Health Plans, Inc.2	1,200,000	324,888
Sage Therapeutics, Inc.2	1,839,925	315,860
Pfizer Inc.	8,865,000	315,151
Teva Pharmaceutical Industries Ltd. (ADR)2	45,537,533	314,209
ResMed Inc.	2,010,000	279,993
Biogen Inc.2	1,197,000	263,041
Zoetis Inc., Class A	2,000,000	252,840
Ultragenyx Pharmaceutical Inc.2,3	4,614,346	251,343
Mettler-Toledo International Inc.2	300,000	197,037
NovoCure Ltd.2	2,100,000	190,806
CVS Health Corp.	3,103,354	189,056
Novo Nordisk A/S, Class B1	3,084,434	160,810
Johnson & Johnson	1,219,296	156,509
Cerner Corp.	2,141,000	147,536
Intuitive Surgical, Inc.2	285,200	145,834
PerkinElmer, Inc.	1,758,000	145,387
Danaher Corp.	910,000	129,302
Anthem, Inc.	445,900	116,612
Allogene Therapeutics, Inc.2	4,238,253	115,408
Molina Healthcare, Inc.2	814,500	106,113
Incyte Corp.2	1,109,000	90,738
Verily Life Sciences LLC1,2,4,5	673,374	83,000
Madrigal Pharmaceuticals, Inc.2,3	819,405	75,959
Integra LifeSciences Holdings Corp.2	1,072,889	64,395
Galapagos NV1,2	371,300	62,618
AstraZeneca PLC1	640,000	57,103
Acerta Pharma BV1,2,4,5	273,779,325	33,182
BeiGene, Ltd. (ADR)2	95,000	13,656
Insulet Corp.2	15,300	2,359
		28,172,264
Consumer discretionary 12.36%
Amazon.com, Inc.2	4,194,195	7,450,107
Home Depot, Inc.	12,429,443	2,832,794
Alibaba Group Holding Ltd. (ADR)2	9,542,000	1,670,136
NIKE, Inc., Class B	14,755,000	1,246,797
Tesla, Inc.2	4,865,000	1,097,593
Marriott International, Inc., Class A	6,940,790	874,956
Hilton Worldwide Holdings Inc.	7,648,200	706,464
Booking Holdings Inc.2	290,250	570,751
General Motors Co.	14,625,000	542,441
Chipotle Mexican Grill, Inc.2	623,700	522,923
ServiceMaster Global Holdings, Inc.2,3	7,780,514	443,801
Ross Stores, Inc.	3,468,700	367,717
Norwegian Cruise Line Holdings Ltd.2	6,614,322	335,677
D.R. Horton, Inc.	6,670,000	329,965
Ulta Beauty, Inc.2	1,345,000	319,747
LVMH Moët Hennessy-Louis Vuitton SE1	694,000	276,830
Lowe’s Companies, Inc.	2,330,680	261,502
Bright Horizons Family Solutions Inc.2	1,583,000	261,274
MGM Resorts International	8,343,087	234,107
Mattel, Inc.2,3	23,392,000	229,242

The Growth Fund of America — Page 3 of 9

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Hermès International1	326,000	$222,705
Grand Canyon Education, Inc.2	1,500,000	188,400
Vail Resorts, Inc.	750,000	177,210
Restaurant Brands International Inc.	2,240,000	175,728
EssilorLuxottica1	1,146,284	169,298
Lennar Corp., Class A	2,616,528	133,443
Wynn Resorts, Ltd.	1,142,677	125,866
Floor & Decor Holdings, Inc., Class A2	2,535,739	124,809
Naspers Ltd., Class N1	536,000	122,027
LKQ Corp.2	4,470,000	117,427
Domino’s Pizza, Inc.	500,000	113,420
Industria de Diseño Textil, SA1	3,413,465	105,600
GM Cruise Holdings LLC.1,2,4	5,205,500	95,000
Caesars Entertainment Corp.2	8,083,585	93,042
Etsy, Inc.2	1,650,000	87,104
Royal Caribbean Cruises Ltd.	806,100	84,060
Five Below, Inc.2	625,000	76,794
Ollie’s Bargain Outlet Holdings, Inc.2	1,380,000	76,521
Toll Brothers, Inc.	1,580,000	57,180
YUM! Brands, Inc.	483,000	56,405
Valeo SA, non-registered shares1	1,925,000	52,657
Las Vegas Sands Corp.	800,000	44,376
Canada Goose Holdings Inc., subordinate voting shares2	790,000	29,467
Levi Strauss & Co., Class A2	1,500,000	25,350
Chewy, Inc., Class A2	624,073	20,594
Volkswagen AG1	109,519	17,868
		23,167,175
Industrials 7.92%
TransDigm Group Inc.3	3,106,300	1,672,183
Airbus SE, non-registered shares1	11,646,249	1,605,830
CSX Corp.	22,983,000	1,540,321
Boeing Co.	2,987,400	1,087,682
Old Dominion Freight Line, Inc.3	5,974,023	978,306
Safran SA1	5,458,670	793,597
General Dynamics Corp.	4,079,561	780,298
Northrop Grumman Corp.	1,856,800	683,061
Westinghouse Air Brake Technologies Corp.	7,409,420	512,806
Lockheed Martin Corp.	1,088,000	417,912
L3Harris Technologies, Inc.	1,862,900	393,836
Union Pacific Corp.	2,423,000	392,429
Uber Technologies, Inc.2	7,560,000	246,229
Uber Technologies, Inc.1,2,6	2,884,815	86,442
Equifax Inc.	2,180,000	319,108
Rolls-Royce Holdings PLC1,2	32,931,669	309,291
Deere & Co.	1,852,059	286,902
Delta Air Lines, Inc.	4,284,000	247,872
Norfolk Southern Corp.	1,338,000	232,879
MTU Aero Engines AG1	846,651	231,437
IDEX Corp.	1,400,000	230,594
Nidec Corp.1	1,750,000	227,549
Waste Management, Inc.	1,870,000	223,185
Middleby Corp.2	1,746,000	191,466
Textron Inc.	3,925,000	176,625
Parker-Hannifin Corp.	1,036,851	171,879

The Growth Fund of America — Page 4 of 9

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Honeywell International Inc.	955,000	$157,212
ASGN Inc.2	2,101,000	131,249
BWX Technologies, Inc.	2,168,400	128,369
Fortive Corp.	1,718,000	121,806
Waste Connections, Inc.	1,069,000	98,241
International Consolidated Airlines Group, SA (CDI)1	12,750,000	65,482
Harmonic Drive Systems Inc.1	1,285,000	51,116
Epiroc AB, Class B1	4,366,004	43,312
Epiroc AB, Class A1	650,692	6,751
Armstrong World Industries, Inc.	80,111	7,648
		14,850,905
Financials 7.16%
Berkshire Hathaway Inc., Class A2	6,595	1,998,799
Berkshire Hathaway Inc., Class B2	3,427,000	697,086
JPMorgan Chase & Co.	13,772,467	1,513,043
CME Group Inc., Class A	4,448,800	966,680
PNC Financial Services Group, Inc.	4,738,000	610,870
Intercontinental Exchange, Inc.	6,518,782	609,376
Goldman Sachs Group, Inc.	2,879,300	587,118
American International Group, Inc.	11,061,160	575,623
First Republic Bank	6,412,530	575,332
Capital One Financial Corp.	5,980,000	517,988
AIA Group Ltd.1	49,395,088	478,234
HDFC Bank Ltd.1	9,393,408	292,512
HDFC Bank Ltd. (ADR)	1,612,000	173,774
Bank of America Corp.	14,965,000	411,687
Legal & General Group PLC1	111,984,892	299,618
Marsh & McLennan Companies, Inc.	2,817,750	281,465
Wells Fargo & Co.	5,860,000	272,900
Fannie Mae2	93,414,983	263,430
BlackRock, Inc.	605,000	255,649
Federal Home Loan Mortgage Corp.2	91,929,599	247,750
Onex Corp.	3,941,205	231,547
Discover Financial Services	2,878,000	230,154
Chubb Ltd.	1,300,000	203,164
London Stock Exchange Group PLC1	2,384,505	201,913
Moody’s Corp.	897,500	193,483
Arch Capital Group Ltd.2	3,900,000	154,050
SVB Financial Group2	761,700	148,242
Morgan Stanley	2,225,000	92,315
The Blackstone Group Inc., Class A	1,668,195	83,009
State Street Corp.	1,546,108	79,331
Royal Bank of Canada	905,000	67,688
Ares Management Corp., Class A	1,626,300	47,325
Bank of New York Mellon Corp.	1,031,000	43,364
Fifth Third Bancorp	559,300	14,794
		13,419,313
Consumer staples 3.46%
Costco Wholesale Corp.	5,414,817	1,596,072
Philip Morris International Inc.	18,714,355	1,349,118
Constellation Brands, Inc., Class A	5,289,800	1,080,971
Reckitt Benckiser Group PLC1	4,521,000	352,679
Altria Group, Inc.	7,741,800	338,626

The Growth Fund of America — Page 5 of 9

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Kerry Group PLC, Class A1	2,765,824	$330,692
Herbalife Nutrition Ltd.2,3	9,145,000	314,862
Keurig Dr Pepper Inc.	9,841,100	268,465
Pernod Ricard SA1	800,000	152,813
British American Tobacco PLC1	4,069,216	142,709
British American Tobacco PLC (ADR)	248,299	8,715
Glanbia PLC1	10,918,860	119,744
JUUL Labs, Inc., Class A1,2,4,5	433,213	113,649
Coca-Cola European Partners PLC	1,765,000	99,440
Anheuser-Busch InBev SA/NV1	990,000	93,625
Church & Dwight Co., Inc.	567,600	45,283
The Estée Lauder Companies Inc., Class A	226,600	44,865
Danone SA1	290,000	25,972
		6,478,300
Energy 3.40%
EOG Resources, Inc.	24,513,908	1,818,687
Diamondback Energy, Inc.3	11,480,000	1,125,958
Concho Resources Inc.3	13,140,553	961,231
Noble Energy, Inc.	17,807,534	402,094
Chevron Corp.	2,700,000	317,844
Suncor Energy Inc.	9,337,595	273,100
Baker Hughes, a GE Co., Class A	9,000,000	195,210
Enbridge Inc. (CAD denominated)	5,221,550	174,640
Pioneer Natural Resources Co.	1,394,328	172,088
Canadian Natural Resources, Ltd. (CAD denominated)	4,154,200	99,253
Canadian Natural Resources, Ltd.	1,900,000	45,410
Royal Dutch Shell PLC, Class B1	2,427,500	66,957
Royal Dutch Shell PLC, Class B (ADR)	787,300	43,900
Halliburton Co.	5,339,000	100,587
Hess Corp.	1,400,000	88,130
Schlumberger Ltd.	2,667,484	86,507
Murphy Oil Corp.	4,474,500	81,570
Viper Energy Partners LP	2,625,000	76,046
Cimarex Energy Co.	1,220,000	52,192
Equitrans Midstream Corp.	3,302,900	44,556
Williams Companies, Inc.	1,730,000	40,828
Centennial Resource Development, Inc., Class A2	8,457,000	40,763
Occidental Petroleum Corp.	928,800	40,384
Chesapeake Energy Corp.2	21,762,000	31,337
		6,379,272
Materials 1.93%
Sherwin-Williams Co.	1,198,000	631,046
Linde PLC	1,965,000	371,208
Shin-Etsu Chemical Co., Ltd.1	3,499,300	352,131
Freeport-McMoRan Inc.	37,470,164	344,351
Celanese Corp.	2,226,000	252,362
Rio Tinto PLC1	4,280,000	215,852
First Quantum Minerals Ltd.3	34,611,924	212,132
Vale SA, ordinary nominative	12,476,075	137,294
Vale SA, ordinary nominative (ADR)	5,202,712	57,230
Alcoa Corp.2,3	9,843,000	176,485
Barrick Gold Corp.	8,768,000	169,924
Allegheny Technologies Inc.2,3	7,502,100	148,692

The Growth Fund of America — Page 6 of 9

Common stocks (continued) Materials (continued)	Shares	Value (000)
Corteva, Inc.	4,390,079	$128,717
Norsk Hydro ASA1	28,259,646	89,235
Fortescue Metals Group Ltd.1	14,989,657	80,542
Dow Inc.	1,700,000	72,471
DuPont de Nemours Inc.	1,035,900	70,369
Asahi Kasei Corp.1	5,075,800	45,826
LyondellBasell Industries NV	557,316	43,125
Packaging Corp. of America	210,542	21,176
		3,620,168
Real estate 1.59%
American Tower Corp. REIT	5,152,192	1,185,983
Equinix, Inc. REIT	1,806,800	1,005,087
Digital Realty Trust, Inc. REIT	2,295,000	283,731
SBA Communications Corp. REIT	820,000	215,193
Iron Mountain Inc. REIT	3,650,000	116,252
Redfin Corp.2,3	5,765,790	97,384
Crown Castle International Corp. REIT	483,000	70,117
		2,973,747
Total common stocks (cost: $103,361,579,000)		173,664,999
Preferred securities 0.75% Financials 0.73%
Fannie Mae, Series S, 8.25% noncumulative, preferred shares2	36,922,107	447,496
Fannie Mae, Series T, 8.25% noncumulative, preferred shares2	16,806,326	184,870
Fannie Mae, Series O, 7.00% noncumulative, preferred shares2	6,592,272	136,460
Fannie Mae, Series R, 7.625% noncumulative, preferred shares2	3,695,715	39,914
Fannie Mae, Series P, 4.50% noncumulative, preferred shares2	755,000	7,859
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative, preferred shares2	44,320,623	533,620
Federal Home Loan Mortgage Corp., Series V, 5.57% preferred shares2	2,031,012	20,716
Federal Home Loan Mortgage Corp., Series X, 6.02% noncumulative, preferred shares2	239,000	2,744
		1,373,679
Consumer discretionary 0.02%
Volkswagen AG, nonvoting preferred shares1	210,481	33,795
Total preferred securities (cost: $879,414,000)		1,407,474
Rights & warrants 0.01% Financials 0.01%
American International Group, Inc., warrants, expire 20212	2,000,000	22,260
Total rights & warrants (cost: $30,139,000)		22,260
Bonds, notes & other debt instruments 0.05% Corporate bonds & notes 0.05% Energy 0.05%	Principal amount (000)
Weatherford International LLC 9.875% 20257	$15,995	6,798
Weatherford International LLC 6.80% 20377	5,000	2,125
Weatherford International PLC 5.125% 20207	15,389	6,579
Weatherford International PLC 7.75% 20217	6,000	2,550

The Growth Fund of America — Page 7 of 9

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Weatherford International PLC 4.50% 20227	$12,502	$5,345
Weatherford International PLC 8.25% 20237	44,220	18,904
Weatherford International PLC 9.875% 20247	39,995	17,098
Weatherford International PLC 6.50% 20367	1,000	425
Weatherford International PLC 7.00% 20387	33,995	14,448
Weatherford International PLC 6.75% 20407	32,479	13,803
Total bonds, notes & other debt instruments (cost: $106,555,000)		88,075
Short-term securities 6.41% Money market investments 6.41%	Shares
Capital Group Central Cash Fund 2.16%3,8	120,293,690	12,028,166
Total short-term securities (cost: $12,028,229,000)		12,028,166
Total investment securities 99.84% (cost: $116,405,916,000)		187,210,974
Other assets less liabilities 0.16%		303,254
Net assets 100.00%		$187,514,228

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $13,617,638,000, which represented 7.26% of the net assets of the fund. This amount includes $13,155,232,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Value determined using significant unobservable inputs.
5	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
6	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $86,442,000, which represented .05% of the net assets of the fund.
7	Scheduled interest and/or principal payment was not received.
8	Rate represents the seven-day yield at 8/31/2019.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
JUUL Labs, Inc., Class A	4/8/2019	$120,000	$113,649.06%
Verily Life Sciences LLC	12/21/2018	83,000	83,000.04
Acerta Pharma BV	5/7/2015	15,750	33,182.02
Total private placement securities		$ 218,750	$ 229,831.12%

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest

The Growth Fund of America — Page 8 of 9

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2019 Capital Group. All rights reserved.

MFGEFPX-005-1019O-S73100	The Growth Fund of America — Page 9 of 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of The Growth Fund of America:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of The Growth Fund of America (the “Fund”), as of August 31, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

October 10, 2019

We have served as the auditor of one or more American Funds investment companies since 1956

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA

By __/s/ Paul F. Roye________________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Paul F. Roye_____________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 31, 2019

By ___/s/ Brian D. Bullard__________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: October 31, 2019